POWER OF ATTORNEY
				FOR EXECUTING FORMS 3, 4 AND 5

	Know all by these presents that the undersigned hereby constitutes and appoints each of Carey S. Roberts and Tiffany D. Wooley signing singly, his or her true and lawful attorney-in-fact to:

		(1)	execute for and on behalf of the undersigned Forms 3, 4
			and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

		(2)	do and perform any and all acts for and on behalf of the
			undersigned which may be necessary or desirable to complete
			the execution of any such Form 3, 4 or 5 and the timely
			filing of such form with the United States Securities and
			Exchange Commission and any other authority; and

		(3)	take any other action of any type whatsoever in connection
			with the foregoing which, in the opinion of such
			attorney-in-fact, may be of benefit to, in the best interest
			of, or legally required by, the undersigned, it being
			understood that the documents executed by such
			attorney-in-fact on behalf of the undersigned pursuant to
			this Power of Attorney shall be in such form and shall
			contain such terms and conditions as such attorney-in-fact
			may approve in his or her discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and
	authority to do and perform each and every act and thing whatsoever requisite,
	necessary and proper to be done in the exercise of any of the rights and powers
	herein granted, as fully to all intents	and purposes as the undersigned might
	or could do if personally present, with full power of substitution or
	revocation, hereby ratifying and confirming all that such attorney-in-fact,
	or his or her substitute or substitutes, shall lawfully do or cause to be done
	by virtue of this Power of Attorney and the rights and powers herein granted.
	The undersigned acknowledges that the foregoing attorneys-in-fact, in serving
	in such capacity at the request	of the undersigned, are not assuming any of
	the undersigned?s responsibilities to comply with Section 16 of the Securities
	Exchange Act of 1934.  This authorization shall remain in effect unless and
	until it is revoked in writing by the undersigned.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
	executed as of this 23rd day of February, 2015.


						/s/ Elaine La Roche
						___________________
						Elaine La Roche